DEFA14A

PROXY STATEMENT PURSUANT TO SECTION 14 (a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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BNY Mellon Strategic Municipal Bond Fund, Inc.

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BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.
BNY MELLON STRATEGIC MUNICIPALS, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders of BNY Mellon Strategic Municipal Bond Fund, Inc. ("BNYMSMB") and BNY Mellon Strategic Municipals, Inc. ("BNYMSM") (each, a "Fund" and together, the "Funds"):

The Annual Meeting of Stockholders (the "Meeting") of the Funds will be held over the Internet in a virtual meeting format only, on Wednesday, June 14, 2023 at 10:00 a.m., Eastern time, for the following purposes:

1. To elect the following Directors:

• For BNYMSMB, three Class III Directors to serve for three-year terms and until their respective successors are duly elected and qualified;

• For BNYMSM, two Class II Directors to serve for three-year terms and until their respective successors are duly elected and qualified.

2. To transact such other business as may properly come before the Meeting, or any adjournments or postponements thereof.

Due to the public health and safety concerns of COVID-19, and to support the health and well-being of the Funds' stockholders and officers and others, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person, but you may participate over the Internet as described below. However, we intend to monitor the recommendations of public health officials and governmental restrictions, and if we decide it is appropriate to hold the Meeting in person, we will make an announcement in the manner noted below.

Stockholders of record at the close of business on April 10, 2023 will be entitled to receive notice of and to vote at the Meeting. To participate in the Meeting, you must go to the Meeting website at www.meetnow.global/MCQDQTK, and enter the control number found on your proxy card(s).

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually. To register you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Funds' tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on Friday, June 9, 2023. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting. For requests received after 5:00 p.m., Eastern Time, on Friday, June 9, 2023, Computershare will attempt to register you, but may be unable to do so prior to the Meeting.

Questions from stockholders to be considered at the Meeting must be submitted to BNY Mellon Investment Management at 1-800-334-6899 or instsales@bnymellon.com no later than 5:00 p.m., Eastern Time, on Friday, June 9, 2023. Only questions that are pertinent, as determined by the chairperson of the Meeting, will be answered during the Meeting, subject to time constraints.

Whether or not you plan to attend the Meeting virtually, we urge you to vote and submit your proxy in advance of the Meeting by one of the methods described in the proxy materials for the Meeting.

PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website https://im.bnymellon.com/closed-end-funds. We encourage you to check the website prior to the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

     By Order of the Board

James Bitetto
Secretary

New York, New York
May 1, 2023

WE NEED YOUR PROXY VOTE
A STOCKHOLDER MAY THINK ITS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.
BNY MELLON STRATEGIC MUNICIPALS, INC.

COMBINED PROXY STATEMENT

Annual Meeting of Stockholders
to be held on June 14, 2023

This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of each BNY Mellon Strategic Municipal Bond Fund, Inc. ("BNYMSMB") and BNY Mellon Strategic Municipals, Inc. "BNYMSM") (each, a "Fund" and together, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund (the "Meeting") to be held over the Internet in a virtual meeting format only on Wednesday, June 14, 2023 at 10:00 a.m., Eastern time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 10, 2023 are entitled to receive notice of and to vote at the Meeting. Stockholders will not be able to attend the Meeting in person, but may participate over the Internet as described in the Notice of Annual Meeting of Stockholders.

Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and not approved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares of both Funds complete, date, sign and return each proxy card they receive, or otherwise vote by telephone or over the Internet. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If an enclosed form of proxy is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number on the proxy cards or over the Internet (including during the Meeting). To be effective, such revocation must be received before your prior proxy is exercised at the Meeting.

A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of a Fund entitled to vote at the Meeting. Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the Meeting, may adjourn the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares (the holders of one-third of the outstanding shares of the class) must be present in person or by proxy at the Meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the "Common Stock"), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the "APS"). The APS is further divided into Series A, Series B and Series C for BNYMSMB and Series M, Series T, Series W, Series TH and Series F for BNYMSM.

As of April 10, 2023, the Funds had outstanding the following number of shares:

Name of Fund	Common Stock Outstanding	APS Outstanding
BNYMSMB	49,428,691	1,972
BNYMSM	62,290,854	3,156

It is estimated that proxy materials will be mailed to stockholders of record on or about May 1, 2023. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The relevant Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of each Fund is located at 240 Greenwich Street, New York, New York 10286.

Copies of each Fund's most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting https://im.bnymellon.com/closed-end-funds or calling toll free 1-800-334-6899.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Wednesday, June 14, 2023: This proxy statement and copies of each Fund's most recent Annual and SemiAnnual Reports to Stockholders, are available at https://im.bnymellon.com/closed-end-funds.

PROPOSAL 1: ELECTION OF DIRECTORS

Each Fund's Board is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Directors of the indicated class of such Fund, to serve for the terms indicated below and until their respective successors are duly elected and qualified.

With respect to BNYMSMB, Ms. Joan L. Gulley, Mr. Burton N. Wallack and Ms. Benaree Pratt Wiley are nominated to be elected as Class III Directors to serve for three-year terms.

With respect to BNYMSM, Mr. Alan H. Howard and Ms. Robin A. Melvin are nominated to be elected as Class II Directors to serve for three-year terms.

Each Nominee currently serves as a Director of each Fund and is a board member of certain other funds in the BNY Mellon Family of Funds. Each Nominee has previously been elected by each Fund's stockholders. Each Nominee was nominated by the respective Fund's nominating committee, has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected.

Biographical information about each Nominee is set forth below. Biographical information about each Fund's Directors who are not standing for election at the Meeting but who will continue to be Directors of the Fund after the Meeting (each, a "Continuing Director"), information on each Nominee's and Continuing Director's ownership of Fund shares and other relevant information is set forth in Exhibit A to this proxy statement. Unless otherwise indicated, information set forth herein applies to both Funds. None of the Nominees or Continuing Directors are deemed to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of either Fund.

Under the 1940 Act and the terms of each Fund's charter, holders of APS voting as a single class are entitled, to the exclusion of holders of Common Stock, to elect two Directors. Ms. Melvin, one of BNYMSM's two APS designees, is a Nominee for election by holders of BNYMSM's APS as a Class II Director.

Voting with regard to the election of the Nominees will be as follows: (i) for BNYMSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of Ms. Gulley, Ms. Wiley and Mr. Wallack as Class III Directors; (ii) for BNYMSM, holders of Common Stock and APS will vote together as a single class with respect to the election of Mr. Howard as a Class II Director; and (iii) for BNYMSM, APS holders of the Fund will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Ms.  Melvin as a Class II Director.

The persons named as proxies on the accompanying proxy cards intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the Meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

Board's Oversight Role in Management. Each Board's role in management of the respective Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to each Fund, primarily BNY Mellon Investment Adviser, Inc., each Fund's investment adviser (the "Investment Adviser"), Insight North America LLC, each Fund's sub-adviser and an affiliate of the Investment Adviser (the "Sub-adviser"), and their affiliates have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Sub-adviser and their affiliates, each Fund's and the Investment Adviser's Chief Compliance Officer and portfolio management personnel. Each Board's Audit Committee (which consists of all Directors) meets during its regularly scheduled and special meetings, and between meetings the Audit Committee chair is available to each Fund's independent registered public accounting firm and each Fund's Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Investment Adviser, the Sub-adviser or their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, each Board also receives informational reports from counsel to the Funds and each Board's independent legal counsel regarding regulatory compliance and governance matters. Each Board has adopted policies and procedures designed to address certain risks to the respective Fund. In addition, the Investment Adviser, the Sub-adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the respective Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to a Fund, and the Boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of each Fund's Directors not be "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors") and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of each Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of each Fund's investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, all of each Fund's Directors, including the Chairman of the Board, are Independent Directors. Each Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of each Fund, including, but not limited to: (i) the services that the Investment Adviser, the Sub-adviser and their affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of each Fund are conducted by Fund officers and employees of the Investment Adviser, the Sub-adviser and their affiliates; and (iii) the Board's oversight role in management of each Fund.

Information About Each Nominee's and Continuing Director's Experience, Qualifications, Attributes or Skills. Nominees for Director of each Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 240 Greenwich Street, New York, New York 10286. Ms. Gulley, Ms. Wiley and Mr. Wallack are Nominees with respect to BNYMSMB and are Continuing Directors with respect to BNYMSM, and Mr. Howard and Ms. Melvin are Nominees with respect to BNYMSM and Continuing Directors with respect to BNYMSMB. Specific information about the Continuing Directors of each Fund, information on each Nominee's and Continuing Director's ownership of Fund shares and other relevant information is set forth in Exhibit A.

BNYMSMB - Nominees for Class III Directors with Terms Expiring in 2026

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
JOAN L. GULLEY (75) Class III Director of BNYMSMB (2017) Class III Director of BNYMSM (2017)	Nantucket Atheneum, public library, Chair (June 2018 – June 2021) and Director (2015 – June 2021) Orchard Island Club, golf and beach club, Governor (2016 – Present)	N/A
BURTON N. WALLACK (72) Class III Director of BNYMSMB (2006) Class III Director of BNYMSM (2006)	Wallack Management Company, a real estate management company, President and Co-owner (1987 – Present)	Mount Sinai Hospital Urology, Board Member (2017 – Present)
BENAREE PRATT WILEY (76) Class III Director of BNYMSMB (2016) Class III Director of BNYMSM (2016) APS Designee for BNYMSM	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross – Blue Shield of Massachusetts, Director (2004 – 2020)

BNYMSM - Nominees for Class II Directors with Terms Expiring in 2026

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
ALAN H. HOWARD (63) Class II Director of BNYMSM (2018) Class II Director of BNYMSMB (2018)

Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008 – Present)

Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012 – 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012 – 2019), including Chief Executive Officer of Dynatech International LLC (2013 – 2019)

Rossoff & Co., an independent investment banking firm, Senior Advisor (2013 – June 2021)

Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997 – Present)

Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020 – April 2021)

BNYMSM - Nominees for Class II Directors with Terms Expiring in 2026

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
ROBIN A. MELVIN (59) Class II Director of BNYMSM (1995) Class II Director of BNYMSMB (1995) APS Designee for BNYMSM and BNYMSMB

Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019 – Present)

Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois Co-Chair (2014 – 2020); Board Member (2013 – 2020)

JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021 – June 2022)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)

Each Nominee, except Mr. Howard, has been a BNY Mellon Family of Funds board member for over 20 years. Mr. Howard has been a Director of each Fund since 2018 and has over 30 years of experience in investment banking, including experience advising asset managers. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the respective Board believes has prepared them to be effective Directors (this information for the Continuing Directors is set forth in Exhibit A). Each Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, each Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of each Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for each Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser's counsel; counsel to the Funds and to the Boards has significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

BNYMSMB – Nominees for Class III Directors

Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. ("PNC") from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President ("EVP") and Chief Human Resources Officer ("CHRO") of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley currently serves as Governor of the Orchard Island Club and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.

Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services. He also serves as a board member for Mount Sinai Hospital Urology.

Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the Board of CBIZ (NYSE: CBZ). She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the Board of First Albany (NASDAQ: FACT) and Blue Cross – Blue Shield of Massachusetts. Her civic activities include serving on the Boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.

BNYMSM – Nominees for Class II Directors

Alan H. Howard – Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments. Mr. Howard is a member of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches, and serves as lead independent director, chairman of the compensation committee and a member of the board's audit committee. Since April 2022, Mr. Howard is also a member of the Board of Directors of Valley Precision Parts Corporation, a privately held manufacturer of complicated, close tolerance parts and assemblies, primarily for aerospace and military applications. Mr. Howard served as a Senior Advisor at Rossoff & Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets from 2013 until June 2021. He was also a member of the Board of Directors of Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, and served as lead independent director, chairman of the audit committee and a member of the board's finance and executive committees from 2020 until April 2021. Mr. Howard also served as the President of Dynatech/MPX Holdings LLC ("D/M Holdings"), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines from 2012 through 2019. Mr. Howard also was a member of the Board of Directors of D/M Holdings from 2012 to 2019, and served as chief executive officer of one of its two operating companies (Dynatech International LLC), while also serving on the boards of the two operating companies (Dynatech International LLC and Military Parts Exchange LLC). From 2008 through 2010, Mr. Howard was Managing Partner of S3 Strategic Advisors LLC, which provides strategic advice to hedge funds and asset managers. Prior to 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC ("CSFB"), an international provider of financial services. He had been with CSFB and its predecessor companies since 1985. As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the firm's most important clients on mergers and acquisitions, corporate finance and capital raising assignments.

Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. Ms. Melvin served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022. She also serves as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut (2019 to present), and a Trustee of HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company (August 2021 to present).

Fund Board Committees. Each Fund has standing Audit, Nominating, Compensation and Litigation Committees, each comprised of its Independent Directors, except that Mr. DiMartino does not serve on the Compensation Committee.

The function of each Audit Committee is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund's independent registered public accounting firm. A copy of the Funds' Audit Committee Charter, which describes the Audit Committee's purposes, duties and responsibilities, is available for both BNY Mellon Strategic Municipal Bond Fund, Inc. and BNY Mellon Strategic Municipals, Inc. at https://im.bnymellon.com/closed-end-funds under "Regulatory Documents".

Each Fund's Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in each Fund's Nominating Committee Charter and Procedures (the "Nominating Committee Charter"), including character, and integrity, and business and professional experience. The Nominating Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations. The Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o BNY Mellon Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is not available on the Funds' or the Investment Adviser's website, but was attached as Exhibit B to the Funds' proxy statement for the 2020 annual stockholder meeting (filed with the Securities and Exchange Commission (the "SEC") on May 1, 2020).

The function of the Compensation Committee is to establish the appropriate compensation for serving on the Board.

The Litigation Committee seeks to address any potential conflicts of interest between the Funds and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding related to securities held by a Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

Compensation. Each Nominee also serves as a board member of certain other funds in the BNY Mellon Family of Funds. Annual retainer fees and meeting attendance fees are allocated among each Fund and those other funds on the basis of net assets, with the Chairman of each Board, Mr. DiMartino, receiving an additional 25% of such compensation. Each Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings. Neither Fund has a bonus, pension, profit-sharing or retirement plan.

The amount of compensation paid to each Nominee by BNYMSMB for its fiscal year ended November 30, 2022, and by BNYMSM for its fiscal year ended September 30, 2022, and the aggregate amount of compensation paid to each Nominee by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser serves as investment adviser) for which the Nominee was a board member during 2022, was as follows*:

Name of Nominee and Fund	Compensation from each Fund	Aggregate compensation from each Fund and Fund Complex Paid to Nominee (**)
Joan L. Gulley		$346,000 (43)
BNYMSMB BNYMSM	$6,360 $9,264
Alan H. Howard		$189,467 (18)
BNYMSMB BNYMSM	$5,963 $9,269
Robin A. Melvin		$746,967 (87)
BNYMSMB BNYMSM	$5,963 $9,269
Burton N. Wallack		$168,000 (18)
BNYMSMB BNYMSM	$5,959 $9,264
Benaree Pratt Wiley		$668,261 (70)
BNYMSMB BNYMSM	$5,964 $9,270

* Amounts shown do not include expenses reimbursed to Nominees for attending Board meetings. Amounts shown also do not include the costs of office space and related parking, office supplies and secretarial services, which also are paid by the Funds (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2022, amounted to approximately $273 and $368 paid by BNYMSMB and BNYMSM, respectively.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominees served as board members in 2022.

For each Fund's most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by each Fund to the Continuing Directors and the aggregate amount of compensation paid by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which each such person was a board member in 2022 are set forth in Exhibit A. Certain other information concerning each Fund's Directors and officers also is set forth in Exhibit A.

Required Vote

Provided a quorum is present, the election of a Nominee for a Fund requires the affirmative vote of a plurality of votes cast at the Fund's Meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that each Fund's independent registered public accounting firm (the "independent auditors" or "auditors") be selected by a majority of the Independent Directors. Each Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors. At a meeting held on November 22, 2022 for BNYMSM and January 20, 2023 for BNYMSMB, each Fund's Audit Committee approved and each Fund's Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP ("EY") as the independent auditors for the respective Fund's fiscal year ending in 2023. EY, a major international accounting firm, has acted as independent auditors of each Fund since the Fund's organization. The Audit Committee's reports for BNYMSM and BNYMSMB relating to the financial statements for the fiscal year ended September 30, 2022 and November 30, 2022, respectively, are attached as Exhibits B and C, respectively, to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees billed by EY in each Fund's last two fiscal years. For Service Affiliates (i.e., the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the relevant Fund), such fees represent only those fees that required pre-approval of the Audit Committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by EY to each Fund and Service Affiliates. All services provided by EY were pre-approved as required.

	BNYMSM[1]	Service Affiliates[1]	BNYMSMB[2]	Service Affiliates[2]
Audit Fees	$36,686/$37,420	$0/$0	$36,686/$37,420	$0/$0
Audit-Related Fees[3]	$33,558/$31,056	$0/$0	$33,760/$34,498	$0/$0
Tax Fees[4]	$3,342/$3,342	$0/$8,158	$3,342/$3,342	$8,158/$8,158
All Other Fees	$0/$0	$0/$0	$0/$0	$0/$0
Aggregate Non-Audit Fees[5]	$2,846,056/$2,219,815	$0/$8,158	$2,747,329/$2,144,335	$8,158/$8,158

1. Fiscal years ended September 30, 2021/September 30, 2022

2. Fiscal years ended November 30, 2021/November 30, 2022

3. Services of each Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events, (iv) advisory services as to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with the provisions of the Fund's articles supplementary, creating the series of APS.

4. Services to the Fund consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

5. Aggregate non-audit fees billed by EY to each Fund and Service Affiliates are shown under the Service Affiliates column.

Audit Committee Pre-Approval Policies and Procedures. Each Fund's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of EY's engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining EY's independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

Auditor Independence. Each Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY's independence.

A representative of EY will be available to join the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as each Fund's investment adviser.

Insight North America LLC, an affiliate of the Investment Adviser, located at 200 Park Avenue, 7th Floor, New York, New York 10166, serves as each Fund's sub-adviser.

The Bank of New York Mellon, an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of each Fund.

Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as each Fund's Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

• By Mail. Please complete, date and sign the enclosed proxy card for each Fund you own and mail it in the enclosed, postage-paid envelope.

• Over the Internet. Have your proxy card(s) available. Go to the website listed on the proxy card(s). Enter your control number from your proxy card(s). Follow the instructions on the website.

• By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card(s). Enter your control number from your proxy card(s). Follow the recorded instructions.

• At the Meeting. Any stockholder who attends the Meeting virtually may vote over the Internet (see above) during the Meeting.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "for" a proposal.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), a Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote "for" a proposal and will have no effect on the result of the vote.

Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mail, proxies may be solicited by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the proxy statement and proxy card(s) in the mail. Within 72 hours of receiving a stockholder's solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation.

OTHER MATTERS

Neither Fund's Board is aware of any other matter which may come before the Meeting. However, should any such matter with respect to one or both Funds properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

Any proposals of stockholders that are intended to be presented at the Funds' 2024 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Secretary of the respective Fund at the Fund's principal executive offices no later than January 2, 2024, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and forms of proxy for that meeting. For other stockholder proposals to be presented at the 2024 Annual Meeting of Stockholders (but not included in the Funds' proxy statement), a stockholder's notice must be delivered to the Secretary of the respective Fund at the Fund's principal executive offices no later than 5:00 p.m., Eastern time, on March 17, 2023.

Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise, as appropriate, BNY Mellon Strategic Municipals, Inc. or BNY Mellon Strategic Municipal Bond Fund, Inc. in care of Computershare Inc., Proxy Department, 480 Washington Blvd., 27th Floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. Each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: May 1, 2023

EXHIBIT A

PART I

Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.

Information About the Continuing Directors' Experience, Qualifications, Attributes or Skills. The Continuing Directors of each Fund who are not standing for election at the Meeting in any capacity—that is, Mr. DiMartino and Ms. Evans— together with information as to their positions with the Funds, principal occupations and other board memberships for the past five years, are shown below. Certain information regarding Mr. Howard and Ms. Melvin, who are Continuing Class II Directors of BNYMSMB with terms expiring in 2025, and Mses. Gulley and Wiley and Mr. Wallack, who are Continuing Class III Directors of BNYMSM with terms expiring in 2027, is provided in Proposal 1 of this proxy statement. The address of the Continuing Directors is 240 Greenwich Street, New York, New York 10286.

Continuing Class I Directors with Terms Expiring in 2024
for BNYMSMB and 2025 for BNYMSM

Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

JOSEPH S. DIMARTINO (79) Chairman of the Board and Class I Director of BNYMSMB (1995) Class I Director of BNYMSM (1995)	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – Present)
JONI EVANS (81)Class I Director of BNYMSMB (2006) Class I Director of BNYMSM (2007) APS Designee for BNYMSMB	www.wowOwow.com, an online community dedicated to women's conversations and publications, Chief Executive Officer (2007 – Present) Joni Evans Ltd., publishing, Principal (2006 – 2019)	N/A

Each Continuing Director has been a BNY Mellon Family of Funds board member for at least 20 years. Additional information about the Continuing Directors, as well as the Funds' advisory Board member, follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Directors possess which the Board believes has prepared them to be effective Directors.

Continuing Directors

Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of The Dreyfus Corporation by the end of 1994.

From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

Joni Evans – Ms. Evans has more than 35 years of experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006. Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

Advisory Board Member

Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of The Dreyfus Corporation (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation in August 1994 and related management changes). He served as a Board member of the Funds until August 2021, and as an emeritus Board member until October 31, 2021. He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

Nominees' and Continuing Directors' Ownership of Fund Shares. The table below indicates the dollar range of the Nominees' and the Continuing Directors' ownership of shares of each Fund's Common Stock and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2022.

Name of Continuing Director or Nominee	Fund Common Stock	Aggregate Holdings of Funds in the BNY Mellon Family of Funds

Joseph S. DiMartino	None	Over $100,000
Joni Evans	None	Over $100,000
Joan L. Gulley*	None	Over $100,000
Alan H. Howard*	None	Over $100,000
Robin A. Melvin*	None	$1 – $10,000
Burton N. Wallack*	None	None
Benaree Pratt Wiley*	None	$50,001 – $100,000

_________________
* Nominee.

As of December 31, 2022, none of the Nominees or the Continuing Directors or their immediate family members owned securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

PERTAINING TO THE BOARD OF EACH FUND

• Each Fund held five Board meetings, six Audit Committee meetings, one Compensation Committee meeting and one Nominating Committee meeting during the Fund's last fiscal year. The Litigation Committee did not meet during the last fiscal year.

• The Funds do not have a formal policy regarding Directors' attendance at annual meetings of stockholders. Directors did not attend last year's annual meeting of stockholders.

• The Continuing Directors and Nominees of each Fund (who were Directors at the time) attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year.

Compensation Table. The amount of compensation paid by each Fund to each Continuing Director who is not standing for election at the Meeting in any capacity and advisory Board member by BNYMSMB for its fiscal year ended November 30, 2022, and by BNYMSM for its fiscal year ended September 30, 2022, and the aggregate amount of compensation paid to each Continuing Director and advisory Board member by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which such person was a board member or advisory board member during 2022, was as follows*:

Name of Director	Compensation from each Fund	Aggregate Compensation from each Fund and Fund Complex Paid to Continuing Director (**)
Continuing Directors
Joseph S. DiMartino		$1,185,000 (109)
BNYMSMB	$7,449
BNYMSM	$11,080
Joni Evans		$153,000 (18)
BNYMSMB	$5,575
BNYMSM	$8,280
Advisory Board Member†
Gordon J. Davis††		$377,924 (48)
BNYMSMB	$5,861
BNYMSM	$7,133

__________________

*  Amounts shown do not include expenses reimbursed to Directors for attending Board meetings. Amounts shown also do not include the costs of office space and related parking, office supplies and secretarial services, which also are paid by the Funds (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2022, amounted to approximately $273 and $368, paid by BNYMSMB and BNYMSM, respectively.

**  Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which such persons served as Board members or advisory Board members in 2022.

† Advisory Board members are entitled to receive an annual retainer and compensation for attending Board meetings in an advisory role.

†† Mr. Davis became an advisory Board member of each Fund on November 1, 2021. From August 7, 2021 to October 31, 2021, Mr. Davis was an emeritus Board member of each Fund. The Funds' emeritus program was discontinued for current Directors in November 2021. Prior to August 7, 2021, Mr. Davis served as a Class II Director of each Fund.

PART II

Part II sets forth information regarding the officers of the Funds. Each officer of the Funds holds office for an indefinite term until the officer's successor is elected and has qualified.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DAVID DIPETRILLO President (2019)[1]	45

Vice President and Director of the Investment Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Investment Adviser.

JAMES WINDELS Treasurer (2012)	64

Vice President of the Investment Adviser since September 2020; and Director – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
PETER M. SULLIVAN Chief Legal Officer, Vice President and Assistant Secretary (2019)[2]	55

Chief Legal Officer of the Investment Adviser and Associate General Counsel of The Bank of New York Mellon Corporation since July 2021; Senior Managing Counsel of The Bank of New York Mellon Corporation from December 2020 to July 2021; and Managing Counsel of The Bank of New York Mellon Corporation from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JAMES BITETTO Vice President and Secretary (2012)[3]	56

Senior Managing Counsel of The Bank of New York Mellon Corporation since December 2019; Managing Counsel of The Bank of New York Mellon Corporation from April 2014 to December 2019; and Secretary of the Investment Adviser. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DEIRDRE CUNNANE Vice President and Assistant Secretary (2019)	32

Managing Counsel of The Bank of New York Mellon Corporation since December 2021; Counsel of The Bank of New York Mellon Corporation from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

SARAH S. KELLEHER Vice President and Assistant Secretary (2014)	47

Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of The Bank of New York Mellon Corporation since September 2021; Managing Counsel of The Bank of New York Mellon Corporation from December 2017 to September 2021; and Senior Counsel of The Bank of New York Mellon Corporation from March 2013 to December 2017. She is an officer of 54 investment companies (comprised of 123 portfolio) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
JEFF S. PRUSNOFSKY Vice President and Assistant Secretary (2012)	57

Senior Managing Counsel of The Bank of New York Mellon Corporation. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

AMANDA QUINN Vice President and Assistant Secretary (2020)	38

Counsel of The Bank of New York Mellon Corporation since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Investment Adviser.

JOANNE SKERRETT Vice President and Assistant Secretary (2023)	51

Managing Counsel of The Bank of New York Mellon Corporation and Senior Counsel with the Mutual Fund Directors Forum from September 2016 to June 2022. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
NATALYA ZELENSKY Vice President and Assistant Secretary (2017)	37

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of The Bank of New York Mellon Corporation from December 2019 to August 2021; Counsel of The Bank of New York Mellon Corporation from May 2016 to December 2019; and Assistant Secretary of the Investment Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DANIEL GOLDSTEIN Vice President (2022)	53

Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JOSEPH MARTELLA Vice President (2022)	46

Vice President of BNYM Investment Adviser since December 2022; Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
GAVIN C. REILLY Assistant Treasurer (2012)	54	Tax Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
ROBERT SALVIOLO Assistant Treasurer (2012)	55

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

ROBERT SVAGNA Assistant Treasurer (2012)	56

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JOSEPH W. CONNOLLY Chief Compliance Officer (2012)	65

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Investment Adviser from 2004 until June 2021. He is an officer of 53 investment companies (comprised of 108 portfolios) managed by the Investment Adviser.

____________________
1 President since 2021; previously, Vice President.

2 Chief Legal Officer since July 2021.
3 Vice President and Secretary since 2018; previously, Vice President and Assistant Secretary.

The address of each officer of the Funds is 240 Greenwich Street, New York, New York 10286.

PART III

Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of April 10, 2023 by the Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any stockholders owning 5% or more of a class of the Fund's outstanding shares.

As of April 10, 2023, none of the Nominees, Continuing Directors or officers of either Fund owned any Common Stock or APS.

To each Fund's knowledge, based on filings made pursuant to Section 13 of the Exchange Act, as of April 10, 2023, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of APS has been reported.

BNYMSMB

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	First Trust Portfolios L.P.* First Trust Advisors L.P. * The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,675,254	9.46%
APS	Bank of America Corp.** Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	565	17.90%

As of April 10, 2023, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 99% of the outstanding shares of BNYMSMB's Common Stock and 100% of the outstanding shares of BNYMSMB's APS.

BNYMSM

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	First Trust Portfolios L.P.* First Trust Advisors L.P. * The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,727,820	5.98%
APS	Bank of America Corp.** Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	283	14.40%

As of April 10, 2023, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 98% of the outstanding shares of BNYMSM's Common Stock and 100% of the outstanding shares of BNYMSM's APS.

_________________________

* These entities share voting and dispositive power with respect to the share amounts and percentages shown.

**  Bank of America Corporation beneficially owns and has shared voting and dispositive power with respect to its shares through one of its wholly-owned subsidiaries—Bank of America, N.A.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, each Fund's officers and Directors, persons owning more than 10% of the Fund's Common Stock or APS, and certain additional persons are required to report their transactions in the Fund's Common Stock or APS to the SEC, the New York Stock Exchange and the Fund, as applicable. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, each of BNYMSMB and BNYMSM believes that, during the fiscal year ended November 30, 2022 and September 30, 2022, respectively, all filing requirements applicable to such persons were complied with, except that a Form 3 for BNYMSM was not filed on a timely basis for the Investment Adviser. The Investment Adviser filed its Form 3 on October 12, 2021, reflecting that the Investment Adviser did not own any shares of either Fund.

EXHIBIT B

REPORT OF THE AUDIT COMMITTEE
BNY Mellon Strategic Municipals, Inc.

November 23, 2022

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statement.

The Committee reviewed with the Fund's independent registered public accounting firm (the "independent auditors" or "auditors"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under the applicable standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and Securities and Exchange Commission. In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Fund, including the auditors' letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors' independence.

The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund's Annual Report to Stockholders for the year ended September 30, 2022.

Alan H. Howard, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Joni Evans, Audit Committee Member
Joan L. Gulley, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Burton Wallack, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

B-1

EXHIBIT C

REPORT OF THE AUDIT COMMITTEE
BNY Mellon Strategic Municipal Bond Fund, Inc.

January 23, 2023

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statement.

The Committee reviewed with the Fund's independent registered public accounting firm (the "independent auditors" or "auditors"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under the applicable standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and Securities and Exchange Commission. In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Fund, including the auditors' letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors' independence.

The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund's Annual Report to Stockholders for the year ended November 30, 2022.

Alan H. Howard, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Joni Evans, Audit Committee Member
Joan L. Gulley, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Burton Wallack, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

C-1

0852-0853-PROXY-23

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

www.meetnow.global/MCQDQTK,

on June 14, 2023 at 10:00 a.m.

Eastern Time.

To participate in the Virtual Meeting, enter

the 14-digit control number from the

shaded box on this card.

Please detach at perforation before mailing.

PROXY	BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 202

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of BNY Mellon Strategic Municipal Bond Fund, Inc. (the “Fund”) hereby appoints James Bitetto and Sarah Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 10, 2023, at the Annual Meeting of Stockholders of the Fund to be virtually held at the following Website: www.meetnow.global/MCQDQTK, on Wednesday, June 14, 2023, at 10:00 a.m., Eastern time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

DSM_33219_042023

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to Be Held on June 14, 2023.

The Proxy Statement and Proxy Card for this meeting are available at:

https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A

Proposal The Board of Directors recommends a vote “FOR” the following nominees.

1.           Election of Directors:

Class III - 01. Joan L. Gulley 02. Burton N. Wallack

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box

“FOR ALL EXCEPT” and write the nominee’s number on the line provided below

__________________________________________________________________________

2.           To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

B

Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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Scanner bar code

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BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

www.meetnow.global/MCQDQTK,

on June 14, 2023 at 10:00 a.m.

Eastern Time.

To participate in the Virtual Meeting, enter

the 14-digit control number from the

shaded box on this card.

Please detach at perforation before mailing.

PROXY	BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 202

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of BNY Mellon Strategic Municipal Bond Fund, Inc. (the “Fund”) hereby appoints James Bitetto and Sarah Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 10, 2023, at the Annual Meeting of Stockholders of the Fund to be virtually held at the following Website: www.meetnow.global/MCQDQTK, on Wednesday, June 14, 2023, at 10:00 a.m., Eastern time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

DSM_33219_042023_Pref

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to Be Held on June 14, 2023.

The Proxy Statement and Proxy Card for this meeting are available at:

https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A

Proposal The Board of Directors recommends a vote “FOR” the following nominees.

3.           Election of Directors:

Class III - 01. Joan L. Gulley            02. Burton N. Wallack

03. Benaree Pratt Wiley

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box

“FOR ALL EXCEPT” and write the nominee’s number on the line provided below

__________________________________________________________________________

4.           To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

B

Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	DSM2 33219	xxxxxxxx